                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    /X/  Soliciting Material Pursuant to Section 240.14a-12

                     Computer Associates International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

             Not Applicable
        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

             Not Applicable
        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             Not Applicable
        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

             Not Applicable
        ------------------------------------------------------------------------
    (5) Total fee paid:

             Not Applicable
        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

             Not Applicable
        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

             Not Applicable
        ------------------------------------------------------------------------
    (3) Filing Party:

             Not Applicable
        ------------------------------------------------------------------------
    (4) Date Filed:

             Not Applicable
        ------------------------------------------------------------------------

                                EXPLANATORY NOTE

Computer Associates International, Inc., a Delaware corporation ("Computer Associates"), is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission on June 27, 2001 in connection with the solicitation of proxies for electing the board of directors of Computer Associates at the 2001 annual meeting of Computer Associates' stockholders.

                                       ###

The following text was sent to the CNBC and CNNfn cable television financial news networks on June 26, 2001:

"Computer Associates introduced a series of initiatives over the last year that we believe are generating sustainable competitive advantage. Our stock is up substantially since the beginning of the year while many other technology companies are down.

"Mr. Wyly's campaign is one of innuendo, misinformation and self-serving assertions to mask the fact that he is offering little of substance other than asking shareholders to hand over their company to him and trust him that he can do a better job.

"In the weeks ahead, we will be reaching out to every investor and explaining why the few suggestions Mr. Wyly makes are reckless and would be detrimental to the company, its customers and employees."

                              IMPORTANT INFORMATION

Computer Associates plans to file a proxy statement with the Securities and Exchange Commission relating to Computer Associates' solicitation of proxies from the stockholders of Computer Associates with respect to the Computer Associates 2001 annual meeting of stockholders. COMPUTER ASSOCIATES ADVISES SECURITY HOLDERS TO READ ITS PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Computer Associates' proxy statement and other relevant documents will be available for free at WWW.SEC.GOV. You may also obtain a free copy of Computer Associates' proxy statement, when it becomes available, by writing to Computer Associates at One Computer Associates Plaza, Islandia, New York 11749, or at WWW.CA.COM. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates' shareholders is available in the soliciting materials on Schedule 14A filed by Computer Associates with the SEC.